UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive
Symmes Township, Ohio 45249

(Address of principal executive offices, including zip code)

(513) 900-5250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 28, 2016, Vantiv, Inc. (the “Company”) issued 5,651,432 shares (the “Shares”) of its Class A common stock, par value $0.00001 per share, to Fifth Third Bank in a transaction that was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, as the sale of the Shares did not involve a public offering. The Shares were issued in exchange for 5,651,432 Class C units of the Company’s subsidiary Vantiv Holding, LLC (“Vantiv Holding”) held by Fifth Third Bank pursuant to the terms of the Exchange Agreement, dated as of March 21, 2012, that the Company and Vantiv Holding entered into with Fifth Third Bank at the time of the Company’s initial public offering. The exchange occurred prior to and in connection with the consummation of the previously announced underwritten offering (the “Offering”) of 4,801,432 shares of Class A common stock by Fifth Third Bank and the previously announced repurchase (the “Share Repurchase”) by the Company of 850,000 shares of Class A common stock from Fifth Third Bank. Following the Share Repurchase, the 850,000 shares of Class A common stock repurchased by the Company were cancelled.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Prior to the Offering and the Share Repurchase, pursuant to the Company’s amended and restated certificate of incorporation, Fifth Third Bank was entitled to elect two directors to the Company’s board of directors as its ownership represented more than 18.18% of the Company’s outstanding Class A common stock and Class B common stock. As previously announced, upon the consummation of the Offering and the Share Repurchase, Fifth Third Bank holds 17.9% of the Company’s Class A common stock and Class B common stock and is entitled to appoint one director to the Company’s board of directors. Accordingly, the Company has decreased the size of its board of directors to 11 members, and Tayfun Tuzun, one of the Fifth Third Bank directors, resigned from the Company’s board effective November 28, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

5.1	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: November 28, 2016	By:	/s/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal and Corporate Services Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1).